Exhibit 99.1

Goldrich Mining Enters into Amended Loan Agreement

Guaranty and Deed of Trust

SPOKANE, WA – March 23, 2020- Goldrich Mining Company (OTCBB: GRMC) (“Goldrich” or the “Company) announces it has signed an agreement with Nicholas Gallagher (“Gallagher”), a related party and member of the Company’s Board of Directors, in his capacity as Agent (“Agent”) for and on behalf of Gallagher and other lenders (Gallagher and the other lenders collectively, “Holders”). The agreement amends the Senior Secured Note financing previously noted in Goldrich’s new releases dated February 13, 2018 and August 20, 2018.

Goldrich (the “Borrower”) and its wholly-owned subsidiary, Goldrich Placer LLC (the “Guarantor”) and Holders entered into an Amended and Restated Loan, Security, and Intercreditor Agreement (collectively the “Amended 2019 Loan Agreement”), effective as of November 1, 2019 (as amended, supplemented, extended, restated, or otherwise modified from time to time), pursuant to which, in exchange for the secured promissory notes (the “Notes”) and other consideration:

1)Holders have loaned to Borrower prior to November 1, 2019, an aggregate principal amount of $3,987,368.49;

2)Gallagher has agreed to make additional loans to Borrower from and after November 1, 2019, totaling a maximum principal amount of $394,736.84 (the net proceeds of which to GMC will be $375,000), and

3)With the consent of Agent, any new lender or existing Holder may make an additional loan or loans under the Loan Agreement.

Under the Amended 2019 Loan Agreement:

1)The Borrower and Holders entered into a Deed of Trust whereunder the Notes are secured by a security interest in all real property, claims, contracts, agreements, leases, permits and the like.

2)The Borrower and any Holder may negotiate a separate agreement enabling the Borrower to issue shares to said Holder in satisfaction of some or all interest that may be due to said Holder.

3)The Guarantor entered into a Guaranty whereunder the Guarantor unconditionally guarantees and promises to pay to the order of each Holder

a.the principal sum of each Note held by such Holder when and as the same becomes due, whether at the stated maturity thereof, by acceleration, call for redemption, tender, or otherwise,

b.all Interest payable on each such Note when and as the same becomes due, and

c.any other amounts owing by Borrower to such Holder under the Loan Agreement or any other Loan Document when and as the same becomes due.

In an agreement separate from the Amended 2019 Loan Agreement, Goldrich and Mr. Gallagher have negotiated that Mr. Gallagher, at his option, has the right to convert outstanding but unpaid and future interest on his loans into stock of the Company at $0.015 per share.

As a result of this Amended 2019 Loan Agreement, Goldrich secured funds needed for general and administrative functions while the Company seeks financing for exploration for the hard rock gold prospects and formulating a profitable mine plan for the Little Squaw Creek gold mine.

The Amended 2019 Loan Agreement documents have been filed with EDGAR and may be viewed in their entirety on the Goldrich website.

About Goldrich Mining

Goldrich Mining (OTCBB: GRMC) is a U.S. based resource company focused on developing the Chandalar gold district in Alaska, USA. The Company controls a land package spanning 23,000 acres of highly prospective gold targets and historic mines. Goldrich is focused on building shareholder value by monetizing placer assets, generating non-dilutive funds, and working towards building a lode gold mine at Chandalar in addition to the existing placer gold mine already producing on site.

For additional information regarding Goldrich Mining Company or this news release, contact Mr. William Schara via telephone at (509) 768-4468 or info@goldrichmining.com.

Forward-Looking Statements

This news release contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward looking statements concern use of proceeds and potential exercise of the warrants. These statements relate to analyses and other information that are based on forecasts of future results, estimates of amounts not yet determinable and assumptions of management.

Any statements that express or involve discussions with respect to predictions, expectations, beliefs, plans, budgets, projections, objectives, assumptions or future events or performance (often, but not always, using words or phrases such as “expects” or “does not expect”, “is expected”, “anticipates” or “does not anticipate”, “plans”, “estimates” or “intends”, or stating that certain actions, events or results “may”, “could”, “would”, “might”, “should” or “will” be taken, occur or be achieved) are not statements of historical fact and may be forward-looking statements. Forward-looking statements are subject to a variety of known and unknown risks, uncertainties and other factors which could cause actual events or results to differ from those expressed or implied by the forward-looking statements, including, without limitation:

•risks related to our ability to continue as a going concern being in doubt;

•risks related to our history of losses;

•risks related to our outstanding gold forward sales contracts and notes;

•risks related to need to raise additional capital to fund our exploration and, if warranted, development and production programs;

•risks related to our property not having any proven or probable reserves;

•risks related to our limited history of commercial production;

•risks related to operating a mine;
risks related to accurately forecasting production;

•risks related to our dependence on a single property – the Chandalar property;

•risks related to climate and location restricting our exploration and, if warranted, development and production activities;

•risks related to our mineralization estimates being based on limited drilling data;

•risks related to our exploration activities not being commercially successful;

•risks related to actual capital costs, production or economic return being different than projected;

•risks related to our joint venture arrangements;

•risks related to mineral exploration;

•risks related to increased costs;

•risks related to a shortage of equipment and supplies;

•risks related to fluctuations in gold prices;

•risks related to title to our properties being defective;

•risks related to title to our properties being subject to claims;

•risks related to estimates of mineralized material;

•risks related to government regulation;

•risks related to environmental laws and regulation;

•risks related to land reclamation requirements;

•risks related to future legislation regarding mining laws;

•risks related to future legislation regarding climate change;

•risks related to our lack of insurance coverage for all risks;

•risks related to competition in the mining industry;

•risks related to our dependence on key personnel;

•risks related to our executive offices not dedicating 100% of their time to our company;

•risks related to potential conflicts of interest with our directors and executive officers;

•risks related to market conditions; and

•risks related to our shares of common stock.

This list is not exhaustive of the factors that may affect our forward-looking statements. Some of the important risks and uncertainties that could affect forward-looking statements are discussed in the Company’s latest Annual Report on Form 10-K and Quarterly Report on Form 10-Q and other documents filed with the U.S. Securities and Exchange Commission. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those anticipated, believed, estimated or expected. We caution readers not to place undue reliance on any such forward-looking statements, which speak only as of the date made. We disclaim any obligation subsequently to revise any forward-looking statements to reflect events or circumstances after the date of such statements or to reflect the occurrence of anticipated or unanticipated events, except as required by law.